UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 6, 2014

Agricon Global Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 East 200 South
Lehi, Utah 84043
(Address of Principal Executive Offices)

801-592-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 6, 2014 the Company issued a press release announcing the appointment of Soren Jonassen as Chairman of the Board of Directors and the Company’s discontinued operations in Ghana.  A copy of the Company’s press release is attached hereto as Exhibit 99.1
.
Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release dated Jun 6, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 6th day of June 2014.

Agricon Global Corporation
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release dated June 6, 2014.